UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018

INDIA GLOBALIZATION CAPITAL, INC.

(Exact name of registrant as specified in charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814

(Address of principal executive offices)    (Zip Code)

(301) 983-0998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

India Globalization Capital, Inc.

September 12, 2018

Item 1.01	Entry Into a Material Definitive Agreement

September 12, 2018, we entered into the Q2 2019 Stock Purchase Agreement (“Q2 2019 SPA”) with an investor relating to the sale and issuance by our company to the investor of an aggregate of 869,565 shares of our common stock, for a total purchase price of $1,000,000 or $1.15 per share.  The investment is subject to customary closing conditions including NYSE approval.  The investor will receive restricted common shares of IGC stock. A form of the Q2 2019 SPA is attached as Exhibit 10.1. After giving effect to the purchase, we will have approximately 33,255,266 shares of common stock outstanding.  The transaction was not registered under the Securities Act of 1933 in reliance on the exemption provided by Section 4(a)(2) thereof. As per the Q2 2019 Share Purchase Agreement, the investor will receive piggyback registration rights subject to certain restrictions.

On September 12, 2018, we issued a press release announcing the closing of the offering. A copy of the press release is attached as Exhibit 99.1 hereto.

The foregoing description of the securities purchase agreement does not purport to be complete and is qualified in its entirety by reference to the exhibits hereto which are incorporated by reference. Except for the historical information contained herein, this report contains forward-looking statements that involve risk and uncertainties, such as statements related to the anticipated closing of the offering. The risks and uncertainties involved include the risks detailed from time to time in our filings with Securities and Exchange Commission, including our annual report on Form 10-K and quarterly reports on Form 10-Q.

Item 9.01	Financial Statements and Exhibits

                    (d) Exhibits

                             The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit Number	Exhibit Description

10.1	Form of Q2 2019 Stock Purchase Agreement.

99.1	Press release issued by India Globalization Capital, Inc. on September 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: September 12, 2018	By:	/s/ Ram Mukunda
Ram Mukunda
President and Chief Executive Officer

Exhibit Index

10.1	Form of Q2 2019 Stock Purchase Agreement

99.1	Press release issued by India Globalization Capital, Inc. on September 12, 2018.